UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 2, 2016

Brocade Communications Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-25601	77-0409517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Holger Way

San Jose, CA 95134-1376

(Address of principal executive offices, including zip code)

(408) 333-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 2, 2016, Brocade Communication Systems, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Broadcom Limited (“Ultimate Parent”), a limited liability company organized under the laws of the Republic of Singapore, Broadcom Corporation (“Parent”), a California corporation and an indirect subsidiary of Ultimate Parent, and Bobcat Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Capitalized terms not otherwise defined have the meaning set forth in the Merger Agreement.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.001 per share, of the Company (the “Company Common Stock”) that is outstanding immediately prior to such time (other than shares of Company Common Stock (i) owned directly by Ultimate Parent, Parent, Merger Sub or any other direct or indirect subsidiary of Ultimate Parent, (ii) held in treasury of the Company, (iii) held by any subsidiary of the Company or (iv) held by stockholders of the Company who are entitled to demand and properly demand appraisals of such shares pursuant to their statutory rights of appraisal in accordance with the Delaware General Corporation Law) will be cancelled and extinguished and automatically converted into the right to receive cash in an amount equal to $12.75 per share, without interest (the “Merger Consideration”).

At the Effective Time, subject to and upon the conditions set forth in the Merger Agreement, each stock option to purchase Company Common Stock (an “Option”) with a per share exercise price less than the Merger Consideration (an “In-the-Money Option”) that is outstanding and vested (including that accelerate in connection with the Merger as a result of non-assumption of the Option by Ultimate Parent) as of immediately prior to the Effective Time will be cancelled immediately prior to the Effective Time and converted into the right to receive a cash payment (“cashed out”), and each restricted stock unit award covering Company Common Stock (an “RSU Award”) that is not assumed (as described below) also will be cashed out. The amount of the cash payment for each cashed out Option and cashed out RSU Award will equal the number of shares of Company Common Stock subject to such award multiplied by (i) with respect to a cashed out Option, the excess of the Merger Consideration over the exercise price per share of such Option, or (ii) with respect to a cashed out RSU Award, the Merger Consideration (the “Cash Out Payment”).

At the Effective Time, subject to and upon the conditions set forth in the Merger Agreement, each outstanding and vested In-the-Money Option, each outstanding Option that is not an In-the-Money Option, and each outstanding RSU Award, as of immediately prior to the Effective Time, and, in each case, held by an employee or other service provider of the Company or its subsidiaries who provides service to the Company or its subsidiaries as of immediately following the Effective Time (a “Continuing Service Provider”) will be assumed by Ultimate Parent and converted automatically into a stock option (with respect to an assumed Option) or restricted stock unit award (with respect to an assumed RSU Award) covering ordinary shares in the capital of Ultimate Parent (“Ultimate Parent Ordinary Shares”) having, subject to applicable law, the same terms and conditions as the assumed Option or RSU Award, as applicable (each, an “Assumed Award”), except that (i) each such Assumed Award will cover that number of Ultimate Parent Ordinary Shares equal to the number of shares of Company Common Stock subject to such Assumed Award immediately prior to the Effective Time multiplied by the “Exchange Ratio”, which ratio is determined as the Merger Consideration divided by the volume weighted average price for an Ultimate Parent Ordinary Share for the twenty trading days prior to the closing date of the Merger (the “Closing Date”), and (ii) with respect to an Option that is assumed, the per share exercise price will equal the exercise price per share of such Option divided by the Exchange Ratio (the “Assumption Treatment”).

At the Effective Time, all other Options not assumed or cashed out pursuant to the Merger Agreement will be cancelled as of immediately prior to the Effective Time in exchange for no consideration.

As of the Closing Date, subject to and upon the conditions set forth in the Merger Agreement, each RSU Award that is subject to performance criteria immediately prior to the Closing Date (a “PSU Award”) will be treated in accordance with the terms of the applicable PSU Award agreement, including that (i) the PSU Award’s performance period will end on the Closing Date, (ii) the number of units that will be eligible to vest based on performance achievement over the shortened performance period under the PSU Award will be determined as of the Closing Date (“Eligible Units”), (iii) 50% of the Eligible Units will become vested as of immediately prior to the Effective Time, and (iv) the Eligible Units under the PSU Award will be treated in the same manner as an RSU Award at the Effective Time, provided that any such Eligible Units that will be subject to the Assumption Treatment will be scheduled to vest on the one (1) year anniversary of the Closing Date based on continued service through such date, subject to any accelerated vesting as may be specified under any plan, agreement or other arrangement applicable to such PSU Award.

Consummation of the Merger is subject to certain customary closing conditions, including, without limitation, the absence of certain legal impediments, the expiration or termination of the required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, antitrust regulatory approval in the People’s Republic of China, the European Union and Japan, review and clearance by the Committee on Foreign Investment in the United States, and approval by the Company’s stockholders. The transaction is not subject to a financing condition.

The Company has made customary representations and warranties in the Merger Agreement and has agreed to customary covenants regarding the operation of the business of the Company and its Subsidiaries. The Company is also subject to customary restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide non-public information to, and participate in discussions and engage in negotiations with, third parties regarding alternative acquisition proposals, with customary exceptions.

The Company has agreed to assist Parent with the potential sale of certain assets of the Company not to be completed until at or after the Effective Time.

The Merger Agreement contains certain customary termination rights for the Company and Parent. Upon termination of the Merger Agreement under specified circumstances, the Company will be required to pay Parent a termination fee of $195 million. If the Merger Agreement is terminated in connection with the Company accepting a Superior Proposal or due to the Company Board’s change or withdrawal of its recommendation of the Merger, willful and material breach of its non-solicitation obligations, or similar actions, then the termination fee will become payable by the Company to Parent. This termination fee will also be payable if the Merger Agreement is terminated because the Company’s stockholders did not vote to adopt the Merger Agreement or because of the occurrence of the End Date (as defined below), and prior to such termination, a proposal to acquire at least 50% of the Company’s stock or assets is publicly announced or received and the Company enters into an agreement for, or completes, an alternative acquisition transaction within one year of termination.

In addition to the foregoing termination rights, and subject to certain limitations, the Company or Parent may terminate the Merger Agreement if the Merger is not consummated by May 1, 2017, unless otherwise extended pursuant to the terms of the Merger Agreement (the “End Date”).

Concurrently with the execution of the Merger Agreement, the Company’s directors and executive officers (each, a “Supporting Stockholder” and collectively, the “Supporting Stockholders”) entered into a Support Agreement with Ultimate Parent and Parent (the “Support Agreement”), pursuant to which each of the Supporting Stockholders agreed, among other things, to vote their respective shares of Company Common Stock (including those owned through the exercise or settlement of Options, RSU Awards, PSU Awards or other equity based awards denominated in Company Common Stock (“Equity Awards”)) (the “Subject Shares”) in favor of adoption of the Merger Agreement and against any alternative Acquisition Proposals, during the period from the date of such Support Agreement through the earlier of (i) the date that the Merger Agreement is terminated in accordance with its terms, (ii) the Effective Time and (iii) the date of any amendment to, or waiver or modification of, the Merger Agreement that reduces the amount or changes the form of consideration payable to the Company’s stockholders pursuant to the Merger Agreement (the “Support Period”). Subject Shares held by the Supporting Stockholders represent, in the aggregate, approximately 1% of the Company Common Stock outstanding on the date of the Merger Agreement (excluding common stock issuable upon exercise or settlement of Equity Awards). Each of the Support Agreements will terminate upon the termination or expiration of the Support Period.

The foregoing description of the Merger Agreement and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Merger Agreement, which is attached as Exhibit 2.1 and is incorporated herein by reference.

The Merger Agreement contains representations and warranties by each of Ultimate Parent, Parent, Merger Sub and the Company. These representations and warranties were made solely for the benefit of the parties to the Merger Agreement and:

•	should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	may have been qualified in the Merger Agreement by disclosures that were made to the other party in connection with the negotiation of the Merger Agreement;

•	may apply contractual standards of “materiality” that are different from “materiality” under applicable securities laws; and

•	were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Agreement.

Item 7.01. Regulation FD Disclosure

On November 2, 2016, the Company and Broadcom Limited issued a joint press release announcing the entry into the Merger Agreement. The text of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished under Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of November 2, 2016, by and among Brocade Communications Systems, Inc., Broadcom Limited, Broadcom Corporation, and Bobcat Merger Sub, Inc.

99.1	Press Release of Brocade Communications Systems, Inc. and Broadcom Limited, dated November 2, 2016.

*	Schedules and annexes have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or annex will be furnished supplementally to the Securities and Exchange Commission upon request.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Brocade Communications Systems, Inc. (“Brocade”) and Broadcom Limited (“Broadcom”). In connection with the proposed transaction, Brocade intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Brocade will mail the definitive proxy statement and a proxy card to each stockholder of Brocade entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF BROCADE ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT BROCADE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BROCADE AND THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Brocade with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Brocade’s website (http://www.brcd.com) or by contacting Brocade’s Investor Relations at (408) 333-0233 or ir@Brocade.com.

Participants in the Solicitation

Brocade and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Brocade’s stockholders with respect to the proposed transaction. Information about Brocade’s directors and executive officers and their ownership of Brocade’s common stock is set forth in Brocade’s proxy statement on Schedule 14A filed with the SEC on February 25, 2016, and Brocade’s Annual Report on Form 10-K for the fiscal year ended October 31, 2015, which was filed on December 22, 2015. Information regarding the identity of the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Legal Notice Regarding Forward-Looking Statements

This communication, and any documents to which Brocade refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Brocade’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans relating to the proposed transaction, strategies and objectives of Brocade and Broadcom for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Brocade’s business and the price of the common stock of Brocade, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of Brocade and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Brocade’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Brocade’s ongoing business operations (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction; (viii) unexpected costs, charges or expenses resulting from the proposed transaction, (ix) the ability of Broadcom to achieve its plans, forecasts and other expectations with respect to Brocade’s business after completion of the proposed transaction; and (x) other risks described in Brocade’s and Broadcom’s filings with the SEC, such as their respective Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Brocade does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROCADE COMMUNICATIONS SYSTEMS, INC.

By:	/s/ Ellen A. O’Donnell
Ellen A. O’Donnell
Senior Vice President, General Counsel and Corporate Secretary

Date: November 2, 2016

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of November 2, 2016, by and among Brocade Communications Systems, Inc., Broadcom Limited, Broadcom Corporation, and Bobcat Merger Sub, Inc.

99.1	Press Release of Brocade Communications Systems, Inc. and Broadcom Limited, dated November 2, 2016.

*	Schedules and annexes have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or annex will be furnished supplementally to the Securities and Exchange Commission upon request.